                                                                   Exhibit 10.30

                                                                  CONFORMED COPY

                        AMENDMENT NO. 2, dated as of March 29, 2001 (this
                  "Amendment"), to the FIVE YEAR CREDIT AGREEMENT dated as of March 30, 2000 (as amended, the "Credit Agreement") among EDWARDS LIFESCIENCES CORPORATION, a Delaware corporation (the "company"); the SWISS BORROWERS (as defined in the Credit Agreement); the JAPANESE BORROWERS (as defined in the Credit Agreement); the LENDERS from time to time party thereto; THE CHASE MANHATTAN BANK, as Administrative Agent; CHASE MANHATTAN INTERNATIONAL LIMITED, as London Agent; THE FUJI BANK, LIMITED, as the Tokyo Agent; BANK ONE, N.A., as Syndication Agent; and CREDIT SUISSE FIRST BOSTON, as Documentation Agent.

      A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrowers.

      B. The Borrowers have requested that the Lenders agree to amend the Credit Agreement as provided herein. The Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

      C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) the definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the last sentence thereof as set forth below:

      "Anything contained in this definition or elsewhere in this Agreement to the contrary notwithstanding, in calculating Consolidated EBITDA for any four fiscal-quarter period, the Specified Charges shall be excluded from the computation of consolidated net income for such period.";

            (b) subclause (a) of the definition of "Guarantee Requirement" in
Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the words "executed by each" the word "Material";

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                                                                               2


            (c) the definition of "Specified Charges" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

                  "'Specified Charges' means the sum of (i) costs related to the Spin-Off and related restructuring charges not to exceed $100,000,000 (and the cash amount of which does not exceed $50,000,000), to the extent such costs and/or charges shall have been accrued prior to December 31, 2000 plus (ii) restructuring charges and costs not to exceed $340,000,000 (and the cash amount of which does not exceed $20,000,000) to the extent such costs and/or charges shall have been accrued prior to December 31, 2001.";

            (d) Section 6.04 of the Credit Agreement is hereby amended by adding a new paragraph (c) as follows:

                  "(c) Notwithstanding the foregoing provisions of this Section 6.04, the Company may sell, transfer or otherwise dispose of all or substantially all of the capital stock or other equity interests, or the assets of, any Material Subsidiary (other than Edwards Lifesciences LLC, Edwards Lifesciences World Trade Corporation or Edwards Lifesciences Japan Holdings, Inc.), and such Material Subsidiary may merge or consolidate with or into, or Transfer Assets to, any Person; provided, that, in each case (i) immediately after giving effect to such transaction, no Default shall have occurred and be continuing and (ii) the Company shall apply any cash proceeds received with respect thereto to repay Borrowings hereunder or under the 364-Day Credit Agreement on the last day of the Interest Periods applicable to such Borrowings (such Borrowings to be repaid as they mature)."; and

            (e) a new Section 11.15 to the Credit Agreement is hereby added as follows:

                  "SECTION 11.15. Release of Guarantors. A Subsidiary Guarantor shall be released from each of the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement with respect to such Subsidiary Guarantor if (i) all of the capital stock of such Subsidiary Guarantor owned by the Company or any Subsidiary shall be sold in a transaction permitted under the terms of this Agreement and (ii) at the time of such sale no Default has occurred and is continuing. The Administrative Agent shall promptly (and the Lenders hereby authorize and instruct the Administrative Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and to provide written evidence of the release of any Subsidiary Guarantor pursuant to this Section.".

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      SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent that, after giving effect to this Amendment, (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

      SECTION 3. Effectiveness. This Amendment shall become effective as of the date first written above when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company and each Lender under the Credit Agreement.

      SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders, the Administrative Agent, the Syndication Agent or the Documentation Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

      SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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      SECTION 8. Expenses. The Company agrees to reimburse the Administrative
Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                              EDWARDS LIFESCIENCES CORPORATION,

                                 by /s/ Bruce J. Bentcover
                                    --------------------------------------------
                                    Name:  Bruce J. Bentcover
                                    Title: Corporate Vice President,
                                           Chief Financial Officer & Treasurer


                              EDWARDS LIFESCIENCES JAPAN HOLDINGS, INC.,

                                 by /s/ Bruce J. Bentcover
                                    --------------------------------------------
                                    Name:  Bruce J. Bentcover
                                    Title: Corporate Vice President,
                                           Chief Financial Officer & Treasurer


                              EDWARDS LIFESCIENCES WORLD TRADE CORPORATION,

                                 by /s/ Bruce J. Bentcover
                                    --------------------------------------------
                                    Name:  Bruce J. Bentcover
                                    Title: Corporate Vice President,
                                           Chief Financial Officer & Treasurer


                              EDWARDS LIFESCIENCES FINANCE LIMITED,

                                 by /s/ Bruce J. Bentcover
                                    --------------------------------------------
                                    Name:  Bruce J. Bentcover
                                    Title: Corporate Vice President,
                                           Chief Financial Officer & Treasurer

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                                                                               5


                              EDWARDS LIFESCIENCES (JAPAN) LIMITED,

                                 by /s/ Bruce J. Bentcover
                                    --------------------------------------------
                                    Name:  Bruce J. Bentcover
                                    Title: Corporate Vice President,
                                           Chief Financial Officer & Treasurer


                              EDWARDS LIFESCIENCES AG,

                                 by /s/ Peter Wiget
                                    --------------------------------------------
                                    Name:  Peter Wiget
                                    Title: Chairman of the Board

                                 by /s/ Bernhard Krieger
                                    --------------------------------------------
                                    Name:  Bernhard Krieger
                                    Title: Manager, Finance


                              THE CHASE MANHATTAN BANK,

                                 by /s/ Steven P. Rochford
                                    --------------------------------------------
                                    Name:  Steven P. Rochford
                                    Title: Vice President


                              ABN AMRO BANK N.V.

                                 by /s/ Gina Brusatori
                                    --------------------------------------------
                                    Name:  Gina Bursatori
                                    Title: Senior Vice President

                                 by /s/ Richard Schrage
                                    --------------------------------------------
                                    Name:  Richard Schrage
                                    Title: Vice President


                              BANK OF AMERICA, N.A.

                                 by /s/ Larry J. Gordon
                                    --------------------------------------------
                                    Name:  Larry J. Gordon
                                    Title: Principal

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                                                                               6


                              BANK OF NOVA SCOTIA

                                 by /s/ R. P. Reynolds
                                    --------------------------------------------
                                    Name:  R. P. Reynolds
                                    Title: Director


                              BANK OF TOKYO-MITSUBISHI, LTD. CHICAGO BRANCH

                                 by /s/ Hisashi Miyashiro
                                    --------------------------------------------
                                    Name:  Hisashi Miyashiro
                                    Title: Deputy General Manager


                              BANK OF TOKYO-MITSUBISHI, LTD. ICHIGAYA BRANCH

                                 by /s/ Hajime Kaneko
                                    --------------------------------------------
                                    Name:  Hajime Kaneko
                                    Title: General Manager of Ichigaya
                                           Commercial Banking Office


                              BANK ONE, NA

                                 by /s/ Joseph R. Perdenza
                                    --------------------------------------------
                                    Name:  Joseph R. Perdenza
                                    Title: Assistant Vice President


                              BBVA INTERNATIONAL INVESTMENT CORPORATION

                                 by /s/ Tomas Rosario
                                    --------------------------------------------
                                    Name:  Tomas Rosario
                                    Title: Executive Vice President - Treasurer

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                                                                               7


                              CREDIT SUISSE FIRST BOSTON

                                 by /s/ William S. Lutkins
                                    --------------------------------------------
                                    Name:  William S. Lutkins
                                    Title: Vice President

                                 by /s/ Bill O'Daly
                                    --------------------------------------------
                                    Name:  Bill O'Daly
                                    Title: Vice President


                              DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                                 CAYMAN ISLANDS BRANCH

                                 by /s/ Lain Stewart
                                    --------------------------------------------
                                    Name:  Lain Stewart
                                    Title: Vice President

                                 by /s/ Annette Walter
                                    --------------------------------------------
                                    Name:  Annette Walter
                                    Title: Associate


                              FIRST UNION NATIONAL BANK

                                 by /s/ Douglas T. Davis
                                    --------------------------------------------
                                    Name:  Douglas T. Davis
                                    Title: Senior Vice President


                              FLEET NATIONAL BANK

                                 by /s/ Gordon B. Coughlin
                                    --------------------------------------------
                                    Name:  Gordon B. Coughlin
                                    Title: Vice President


                              THE FUJI BANK, LIMITED

                                 by /s/ Takeyuki Kuroki
                                    --------------------------------------------
                                    Name:  Takeyuki Kuroki
                                    Title: Vice President & Senior Team Leader

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                                                                               8


                              GOLDMAN SACHS CREDIT PARTNERS L.P.

                                 by /s/ Robert Wagner
                                    --------------------------------------------
                                    Name:  Robert Wagner
                                    Title: Authorized Signatory


                              NATIONAL AUSTRALIA BANK LIMITED

                                 by /s/ Michael G. McHugh
                                    --------------------------------------------
                                    Name:  Michael G. McHugh
                                    Title: Vice President


                              UBS AG, STAMFORD BRANCH

                                 by /s/ Wilfred V. Saint
                                    --------------------------------------------
                                    Name:  Wilfred V. Saint
                                    Title: Associate Director
                                           Banking Products Services, US

                                 by /s/ Dorothy L. McKinley
                                    --------------------------------------------
                                    Name:  Dorothy L. McKinley
                                    Title: Director Banking Products
                                           Services, US


                              WACHOVIA BANK, N.A.

                                 by /s/ Jessica S. Wright
                                    --------------------------------------------
                                    Name:  Jessica S. Wright
                                    Title: Senior Vice President